Exhibit 10.6(i)
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 9

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 9 (hereinafter referred to as the “Amendment”) is entered into as of March 30, 2018 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to add, among other things, certain new customization options applicable to certain Aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

1    DEFINITIONS
The “Airspace Package” means the following cabin features:

(1)	Airspace fixed XL overhead stowage bins,

Exhibit 10.6(i)

(2)	Colored LED lighting,
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2    AIRSPACE FLEETS

2.1	[***]

2.2	First availability and [***]
The first availability of the Airspace Package [***] is expected to be [***].
Except as otherwise provided herein, the [***] shall be available for linefit introduction for no more than [***] (each an “[***]”), it being understood that there shall be no further limitation for linefit introduction of the [***] delivering from [***] and onward.

The Buyer shall notify the Seller in writing which [***] it selects as an [***] no later than [***]. The Buyer hereby selects its A321 NEO Aircraft configuration [***] to be delivered under the Agreement as the first [***], unless the Buyer otherwise notifies the Seller in accordance with the foregoing.

Except as otherwise provided herein, the Airspace Package shall be available for linefit introduction for no more than [***] (each an “Airspace [***]”), it being understood that there shall be no further limitation for linefit introduction of the Airspace Package [***] delivering from [***] and onward.
The Buyer shall notify the Seller in writing which [***] it selects as an Airspace [***] no later than [***]. The Buyer hereby selects its A321 NEO Aircraft configuration known as “MINT” to be delivered under the Agreement as the first Airspace [***], unless the Buyer otherwise notifies the Seller in accordance with the foregoing.

2.3	Exceptions

2.3.1	A320 NEO [***]
As of the date hereof, [***] the A320 NEO Aircraft currently scheduled to be delivered under the Agreement (the “A320 NEO Fleet”).
Should the [***], and should the Buyer elect to use one (1) of the [***] for such A320 NEO Fleet, then, notwithstanding Clause 2.1, the Buyer may select the [***] for its [***].

Exhibit 10.6(i)
Should the [***] shall be delivered with the Airspace Package [***].

2.3.2	A321 LR [***] in [***]
Should the Buyer elect to convert certain eligible A321 NEO Aircraft delivering [***] into Converted A321 LR Aircraft, in accordance with Clause 2.2 of the Amended and Restated Letter Agreement No. 3 to the Agreement, then the Buyer may use one (1) [***] for such fleet of Converted A321 LR Aircraft, in which case such Converted A321 LR Aircraft shall be delivered with the [***].
Should no [***] remain available to the Buyer, and provided that the Converted A321 LR Aircraft start delivering from [***] onward, then notwithstanding Clause 2.2, [***].

2.3.3	A321 NEO Airspace [***] in [***]
Should the Buyer elect to convert certain eligible A320 NEO Aircraft into A321 NEO Aircraft, in accordance with Clause 2.2 of the Amended and Restated Letter Agreement No. 3 to the Agreement, then the Seller shall, upon written request from the Buyer, [***].

2.4	SCNs
Without prejudice to Clause 2.1, as soon as reasonably practicable, the Seller shall present to the Buyer the applicable Specification Change Notice(s) for the Airspace Package and the [***], for execution by the Buyer with respect to the eligible NEO Aircraft, in accordance with Clause 2 of the Agreement.

3    AIRSPACE AND [***] PRICING CONDITIONS

The base price of the Airspace Package for any Airspace Fleet is:

(i)	US$ [***] (US dollars – [***]) per A321 NEO Aircraft,

(ii)	US$ [***] (US dollars – [***]) per Converted A321 LR Aircraft, and

Exhibit 10.6(i)

(iii)	US$ [***] (US dollars – [***]) per A320 NEO Aircraft.

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Such base prices are quoted in delivery conditions prevailing in the A320 Family Base Period ([***] delivery conditions) and shall be adjusted up to Delivery of the applicable NEO Aircraft in accordance with the Seller Price Revision Formula, [***].

4    [***]

5    AIRSPACE DISPLAY
The Seller will provide [***] “Airspace”. No later than [***], the Seller will [***]. The Buyer will not [***] for any purpose other than its own promotional activities.

6    [***]

7    [***] AIRSPACE EIS SUPPORT
In accordance with Clause 17 of the Agreement, the Seller shall obtain enforceable and transferable product support agreements from Suppliers of the Supplier Parts included within the Airspace Package (each an “Airspace Supplier Part”), and such agreements shall include among other things, provisions dealing with warranties, guarantees and spare part procurement (each an “Airspace Supplier Agreement”). [***]

7.1    Warranties, guarantees and delivery leadtimes

7.1.1	The Airspace Supplier Agreement shall include provisions pertaining to spare part [***].

7.1.2	The Airspace Supplier Agreement shall include warranties for a period of [***].

7.1.3	The Airspace Supplier Agreement shall include the following guarantees with respect to the corresponding Airspace Supplier Part:

•	[***]

Exhibit 10.6(i)

•	[***]

•	[***]

Such guarantees shall include provisions pertaining to the applicable remedies, [***], the benefit of which shall be transferred to the Buyer in accordance with the Agreement.

7.2	Initial Provisioning

[***]

The Buyer shall proceed with the Initial Provisioning (“IP”), by procuring from the relevant Supplier the spare parts [***].

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7.3	[***]

7.4	Technical Data

The Seller shall ensure that the main Supplier technical data due under the Airspace Supplier Agreements (including the Component Maintenance Manual) be delivered to the Seller and the Buyer [***].

The Aircraft Technical Data (including the Aircraft Maintenance Manual and the Illustrated Part Catalog) shall be updated accordingly [***].

8	[***]

Exhibit 10.6(i)

9	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms, including without limitation Clause 12.5 of the Agreement. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon its execution.

10	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

11    ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 11 will be void and of no force or effect.

12	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Exhibit 10.6(i)

13	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION                     AIRBUS S.A.S.

By: _/s/ Steve Priest                        By: _/s/ Christophe Mourey_
Its: _Chief Financial Officer___________             Its: Senior Vice President Contracts

Exhibit 10.6(i)
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